Preferred Stock (Q2)	6 Months Ended
Jun. 30, 2020
Equity [Abstract]
Preferred Stock
Note 16. PREFERRED STOCK

The Company has authorized and designated 1,000,000 shares of convertible preferred stock (the “Preferred Stock”). Pursuant to the Exchange Agreement, the Company subscribed for 500,000 Units of Class B Preferred Membership units of GSI in exchange for 200,000 shares of the Company’s Series A Preferred Stock (the “Preferred Shares”). In addition, the Company subscribed for and purchased 100,000 Units of SPP in exchange for the issuance by the Company of a Warrant to acquire 275,000 shares of the Company’s Common Stock at an exercise price of $15.00 per share.

The Exchange Agreement provides that as long as the dividend payment on the Preferred Shares in each calendar quarter is equal to the aggregate distribution with respect to the GSI Units, such payments and distributions shall be offset and neither GSI nor the Company need to make any cash payments to the other.

The Company granted to GSI the right to repurchase up to 400,000 (in tranches of 50,000) of the Units at a valuation of $4,000,000.

The Company granted to GSI registration rights with respect to the Preferred Shares, the Warrant, and the Common Stock underlying the Warrant.

The Preferred Stock has the following rights and privileges:

Voting – The holders of the Preferred Stock is not entitled to voting rights.

Conversion – Each share of Preferred Stock, is convertible at the option of the holder into one share of common stock. The outstanding shares of Preferred Stock automatically convert into common stock upon the occurrence of (i) the trading of the shares of common stock is equal to or greater than $15.00 per share for any 20 days in a 30 day trading period, or (ii) when there is a change in control and the holder would receive consideration equal to or greater than the preferred liquidation preferences.

Dividends – The holders of the Preferred Stock in preference to the holders of common stock, are entitled to receive, if and when declared by the Board of Directors, dividends at the rate of $2.00 per share per annum.

Liquidation – In the event of any liquidation, dissolution, winding-up or sale or merger of the Company, whether voluntarily or involuntarily, each holder of Preferred Stock is entitled to receive, in preference to the holders of common stock, a per-share amount equal to the original issue price of $25.00 (as adjusted, as defined), plus all declared but unpaid dividends.

Redemption – The Company may redeem any or all of the shares at any time by paying in cash $27.50 per share plus any accrued and unpaid dividends solely at the Company’s option.